UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 06, 2026

Acrivon Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41551	82-5125532
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Arsenal Way Suite 100
Watertown, Massachusetts		02472
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 207-8979

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ACRV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On November 6, 2026, Acrivon Therapeutics, Inc., a Delaware corporation (the “Company”), announced that it has entered into an asset purchase agreement (the “Purchase Agreement”) with Aqilion AB, an unlisted Swedish public limited company (AB (publ); Sw. aktiebolag), registration number 556623-2095 (“Aqilion”), pursuant to which the Company has acquired Aqilion’s programs for the discovery, research and development of oral JAK1 inhibitors, including ACR-525 (formerly known as AQ280), and PKCθ inhibitor preclinical program, for the potential treatment of inflammatory or autoimmune diseases (collectively, the “Acquired Assets”), together with certain related assets (the “Transaction”). As consideration for the transfer of the Acquired Assets, the Company has paid cash, and the Company has no obligation to make additional payments, including milestone or royalty payments, in respect of the Transaction.

A copy of the press release announcing the execution of the Purchase Agreement and consummation of the Transaction is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K includes certain disclosures that contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 about the Company and its industry that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this Current Report on Form 8-K, including statements regarding the Company’s future results of operations or financial condition, business strategy and plans and objectives of management for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” or the negative of these words or other similar terms or expressions. Forward-looking statements are based on the Company’s current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Factors that could cause actual results to differ include, but are not limited to, risks and uncertainties that are described more fully in the section titled “Risk Factors” in the Company’s reports filed with the Securities and Exchange Commission. Forward-looking statements contained in this Current Report on Form 8-K are made as of this date, and the Company undertakes no duty to update such information except as required under applicable law.

Factors that could cause actual results to differ materially from those expressed or implied by these forward-looking statements include, among others, risks relating to the Company’s ability to successfully integrate and advance the oral JAK1 inhibitor ACR-525 and PKCθ inhibitor preclinical program; the potential safety, efficacy and therapeutic benefits of ACR-525 and the PKCθ inhibitor discovery program; the applicability and predictive capabilities of the Company’s Predictive Precision Proteomics (AP3) platform in immunology and inflammation (I&I); the possibility that pursuing I&I might require additional expertise and resource allocation; the timing, design, initiation and results of future clinical trials; regulatory requirements and approvals; and the possibility that preclinical findings or results from early-stage clinical studies may not be predictive of results in subsequent clinical trials. Additional risks and uncertainties are described in the Company’s filings with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release, dated November 6, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acrivon Therapeutics, Inc.

Date:	November 6, 2026	By:	/s/ Peter Blume-Jensen, M.D., Ph.D.
Name: Peter Blume-Jensen, M.D., Ph.D. Title: Chief Executive Officer and President